SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2006
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25620	41-1459569
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices)
Registrant’s telephone number, including area code: (218) 327-3434
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events
On January 10, 2006, A.S.V., Inc. (“ASV”) issued a press release announcing the introduction of two new models in its R-Series Posi-Track product line, the SR-70 and the SR-80. The new models feature an independent, multi-level suspension, new purpose-built chassis and unique, automotive-like cab interiors.
The press release is being filed as Exhibit 99 to this report and is incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.
d.	Exhibits
The following exhibit is being furnished herewith

Exhibit	Description of Exhibit

99	Press release dated January 10, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 10, 2006

A.S.V., Inc.
By:	/s/ Gary Lemke
	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99	Press release dated January 10, 2006